UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported):   December 12, 2007

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100

Rancho Cucamonga, California 91730

(Address of principal executive offices) (Zip code)

(909) 987-9220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On December 14, 2007, EMRISE Corporation issued a press release announcing the results of the results of the vote at its 2006 Annual Stockholder’s Meeting and describing various matters discussed at the meeting on December 12, 2007, including matters relating to EMRISE Corporation’s results of operations and financial condition. A copy of the press release is included in Item 9.01 of this Form 8-K.

Item 7.01               Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated by reference into this item 7.01.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release titled “EMRISE Corporation Announces Results of Annual Stockholder’s Meeting” dated December 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: December 14, 2007	By:	/S/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

99.1	Press release titled “EMRISE Corporation Announces Results of Annual Stockholder’s Meeting” dated December 14, 2007.